                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED)

                         MARCH 16, 2001 (April 20, 2000)

                       UNIVERSAL AMERICAN FINANCIAL CORP.
                        ---------------------------------


             (Exact name of registrant as specified in its charter)


        NEW YORK                #0-11321                      11-2580136
        --------                ---------                     ----------
(State of Incorporation)  (Commission File Number)      (IRS Employer I.D. No.)



             Six International Drive, Suite 190, Rye Brook, NY 10573
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (914) 934-5200

                       UNIVERSAL AMERICAN FINANCIAL CORP.

                                    FORM 8-K

ITEM 5.  OTHER EVENTS AND REGULATION F DISCLOSURE.

      On April 20, 2000, Registrant filed with the Secretary of State of the State of New York an amended and restated Certificate of Incorporation which had been approved by its Board of Directors. The amendments made by this Amended and Restated Certificate of Incorporation merely remove provisions relating to Classes of Preferred Stock that were no longer outstanding, and made editorial changes in the previously effective Restated Certificate of Incorporation. This Form 8-K Report is filed to update the Restated Certificate of Incorporation on file with the Commission as an Exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

A. Amended and Restated Certificate of Incorporation of Registrant, filed April 20, 2000.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNIVERSAL AMERICAN FINANCIAL CORP.

                                    BY:

                                         /s/ Robert A. Waegelein
                                         -----------------------
                                         Robert A. Waegelein,
                                         Senior Vice President
                                         Chief Financial Officer

Dated: March 16, 2001

                                       2